Exhibit 10.5(a)

June 1, 2011

AAA Capital Management Advisors, Ltd.

1300 Post Oak Blvd. #350

Houston, Texas 77056

Attention: Mr. Anthony Annunziato

Re: Management Agreement Renewal

Dear Mr. Annunziato:

We are writing with respect to your management agreement concerning the commodity pools to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2012 and all other provisions of the Management Agreement will remain unchanged.

•	AAA Capital Energy Fund L.P.

•	AAA Capital Energy Fund L.P. II

•	AAA Master Fund LLC

•	Orion Futures Fund L.P.

•	Institutional Futures Portfolio L.P

•	Global Futures Fund LTD

•	Orion Futures Fund (Cayman) LTD.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1302.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

AAA CAPITAL MANAGEMENT INC.

By:	/s/ Anthony Annunziato
Print Name: Anthony Annunziato

JM/sr